UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage Small Cap Core Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2019

Date of reporting period: 05/31/2019

Item 1 – Report to Stockholders

MAY 31, 2019

ANNUAL REPORT

BlackRock FundsSM

▶	BlackRock Advantage Small Cap Core Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2019, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds posted positive returns, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — all declined during the reporting period.

Volatility rose in emerging markets, as the rising U.S. dollar and higher interest rates in the United States disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

As global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019, which led to a strong rebound in the equity market. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Signs of slowing economic growth also prompted investors to increase expectations for Fed rate cuts in the latter half of 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

We continue to believe the probability of recession in 2019 remains relatively low. In our view, a slowing expansion with room to run is the most likely scenario. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

Despite the crosscurrents, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.74%	3.78%
U.S. small cap equities (Russell 2000® Index)	(3.72)	(9.04)
International equities (MSCI Europe, Australasia, Far East Index)	2.41	(5.75)
Emerging market equities (MSCI Emerging Markets Index)	1.33	(8.70)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.26
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.11	8.81
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.72	6.40
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.68	6.06
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.19	5.50

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2019	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

On September 14, 2018, the shareholders of State Farm Small/Mid Cap Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund, with the Fund continuing on as the surviving fund. The Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund, in exchange for newly issued shares of the Fund. The reorganization took place on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2019, the Fund outperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

The period was marked by conflicting themes and dramatic shifts in sentiment. Equity markets experienced a strong pullback in the fourth quarter of 2018 amid mounting concerns that the economy had hit peak cycle. Markets rebounded in early 2019 as the Fed shifted to a more dovish policy stance, reestablishing expectations for the secular growth market to resume. Investors also had to contend with trade concerns, which manifested in a sharp sell-off at period-end.

Given the various market inflection points and heightened uncertainty during the period, fundamental quality stock selection insights were the main driver of the Fund’s outperformance as defensive properties were rewarded. A preference for broad quality characteristics such as lower risk, lower leverage and shareholder-friendly corporate dividend policies aided performance within consumer discretionary and health care stocks. An insight that creates bespoke stock allocations across generic factors also performed well by capturing the market’s rotation toward defensive characteristics. Most notably within this group, signals that look toward company management for quality performed well. Specifically, identifying companies with founding members in operational roles was additive across health care and technology stocks. A further source of gains came from text-based insights that analyze company management. In this vein, comparing regulatory filings versus press releases in an attempt to capture potential management “spin” was a top-performing signal. In similar fashion, the ability to parse company executive commentary around quarterly results announcements proved beneficial, providing positive results across sentiment stock selection measures as well. This included trend-based sentiment insights that not only look to capture expectations in longer-term trends in company fundamentals but also short-term sentiment around earnings results. These insights were able to successfully position the portfolio to benefit from the evolving growth narrative of the markets, where more sustainable quality measures were increasingly rewarded. Finally, a model that evaluates companies across environmental, social and corporate governance measures performed well during market turbulence, as it tends to take more of a defensive posture.

Despite broad performance strength, there were a handful of stock selection insights that struggled during the period. Notably, fundamental value measures declined as the market, despite rising volatility, still rewarded growth-oriented companies over value. As such, more traditional valuation-based measures, such as comparing stocks across sales or earnings, broadly lagged during the period. Another value insight that seeks to anticipate reversals in long-term stock price returns underperformed as the Fed’s dovish policy pivot reestablished market leaders amid expectations of sustained secular growth. This was partially offset by positive performance from valuation insights that have more of a growth tilt, including one that compares companies across research and development spending. While sentiment measures were broadly additive, an insight capturing sentiment and trends from the sell-side analyst community detracted as expectations shifted sharply amid competing narratives of slowdown vs. expansion. Additionally, insights that look toward investor positioning to capture sentiment struggled during the fourth quarter as concerns mounted around the direction of corporate earnings. Encouragingly, this group of insights, looking toward both hedge fund and retail investors, experienced a strong positive reversal alongside equities to begin 2019. Macro thematic positioning was also mixed as losses from a regional model and gains from a currency model offset each other during the period.

Describe recent portfolio activity.

During the 12-month period, the Fund maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the Fund. Of note, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. A new sentiment insight that looks to capture investor roadshow activity as an indication of institutional interest was also added.

Describe Fund positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight positions in industrials and health care, while being slightly underweight in financials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2019 (continued)	BlackRock Advantage Small Cap Core Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(d)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended May 31, 2019

		Average Annual Total Returns(a)

		1 Year		5 Years		Since Inception(b)

	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(1.08)%	(6.89)%	N/A	7.19%	N/A	9.66%	N/A
Investor A	(1.23)	(7.16)	(12.03)%	6.91	5.76%	9.37	8.43%
Investor C	(1.60)	(7.83)	(8.71)	6.12	6.12	8.55	8.55
Class K	(1.13)	(6.93)	N/A	7.20	N/A	9.67	N/A
Russell 2000® Index	(3.72)	(9.04)	N/A	6.71	N/A	8.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on March 14, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)

	Beginning Account Value (12/01/18)	Ending Account Value (05/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (12/01/18)	Ending Account Value (05/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio

Institutional	$1,000.00	$989.20	$2.48	$1,000.00	$1,022.44	$2.52	0.50%
Investor A	1,000.00	987.70	3.72	1,000.00	1,021.19	3.78	0.75
Investor C	1,000.00	984.00	7.42	1,000.00	1,017.45	7.54	1.50
Class K	1,000.00	988.70	2.23	1,000.00	1,022.69	2.27	0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of May 31, 2019 (continued)	BlackRock Advantage Small Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Insperity, Inc.	2%
IDACORP, Inc.	1
EastGroup Properties, Inc.	1
Chemical Financial Corp.	1
Paylocity Holding Corp.	1
Watts Water Technologies, Inc., Class A	1
Four Corners Property Trust, Inc.	1
Ciena Corp.	1
Applied Industrial Technologies, Inc.	1
TriState Capital Holdings, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets

Financials	16%
Health Care	16
Industrials	16
Information Technology	15
Consumer Discretionary	12
Real Estate	8
Communication Services	3
Utilities	3
Materials	3
Energy	3
Consumer Staples	3
Short-Term Securities	7
Liabilities in Excess of Other Assets	(5)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on page 5 (which is based on a hypothetical investment of $1,000 invested on December 1, 2018 and held through May 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE, DISCLOSURE OF EXPENSES AND DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments May 31, 2019	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Aerospace & Defense — 0.7%
AAR Corp.	30,384	$914,255
Curtiss-Wright Corp.	7,680	856,243
HEICO Corp., Class A	19,306	1,897,008
Moog, Inc., Class A	26,051	2,147,123
Vectrus, Inc. (a)	6,340	223,739

		6,038,368

Air Freight & Logistics — 0.4%
Echo Global Logistics, Inc. (a)	27,042	531,916
Forward Air Corp.	3,452	192,725
Hub Group, Inc., Class A (a)	62,800	2,446,688
Radiant Logistics, Inc. (a)	52,449	333,576

		3,504,905

Airlines — 0.6%
Hawaiian Holdings, Inc.	91,729	2,291,390
Spirit Airlines, Inc. (a)(b)	54,862	2,528,041

		4,819,431

Auto Components — 0.7%
Cooper-Standard Holdings, Inc. (a)	14,821	572,980
Dana, Inc.	191,826	2,798,741
Fox Factory Holding Corp. (a)	11,067	741,710
Standard Motor Products, Inc.	2,370	100,441
Tower International, Inc.	120,998	2,108,995

		6,322,867

Banks — 9.5%
American National Bankshares, Inc.	3,338	116,429
Ameris Bancorp	2,579	91,013
BancorpSouth Bank	69,360	1,878,269
Bank of Commerce Holdings	51,048	525,794
BankFinancial Corp.	12,553	174,487
Banner Corp.	73,731	3,720,466
BOK Financial Corp.	2	150
Boston Private Financial Holdings, Inc.	59,702	611,946
Cadence BanCorp	338,830	6,268,355
Capital City Bank Group, Inc.	10,773	252,196
Cathay General Bancorp	130,944	4,404,956
CenterState Bank Corp.	165,558	3,624,065
Central Pacific Financial Corp.	18,705	519,812
Chemical Financial Corp.	250,636	9,489,079
Farmers National Banc Corp.	6,758	90,895
First BanCorp	11,746	116,990
First Bancorp/Southern Pines NC	16,686	590,851
First Commonwealth Financial Corp.	32,350	406,640
First Financial Corp.	42,047	1,590,638
First Financial Northwest, Inc.	71,433	1,082,924
First Horizon National Corp.	13,362	179,184
First Merchants Corp.	82,998	2,759,684
First Midwest Bancorp, Inc.	10,613	206,847
Home BancShares, Inc.	285,249	4,997,562
IBERIABANK Corp.	40,973	2,929,570
Independent Bank Corp.	111,155	2,350,928
Independent Bank Group, Inc.	55,014	2,840,923
Macatawa Bank Corp.	20,002	203,020
MBT Financial Corp.	17,436	159,365
Mercantile Bank Corp.	67,167	2,072,102
Metropolitan Bank Holding Corp. (a)	2,596	103,139
Orrstown Financial Services, Inc.	253	5,374
People’s Utah Bancorp	5,109	143,052
Republic Bancorp, Inc., Class A	34,251	1,570,066
Republic First Bancorp, Inc. (a)	98,456	476,527
Sandy Spring Bancorp, Inc.	166,945	5,367,282
Sierra Bancorp	44,602	1,106,130
SmartFinancial, Inc. (a)	10,055	206,228
Southern First Bancshares, Inc. (a)	746	26,580
Synovus Financial Corp.	44,555	1,423,978
TriState Capital Holdings, Inc. (a)	402,139	8,271,999

Security	Shares	Value

Banks (continued)
United Community Banks, Inc.	111,733	$2,962,042
Univest Financial Corp.	98,897	2,361,660
West Bancorporation, Inc.	21,939	456,331
Wintrust Financial Corp.	47,969	3,249,420

		81,984,948

Beverages — 0.3%
Boston Beer Co., Inc., Class A (a)	7,461	2,344,992

Biotechnology — 6.5%
ACADIA Pharmaceuticals, Inc. (a)	35,990	863,400
Achillion Pharmaceuticals, Inc. (a)(b)	119,108	331,120
Acorda Therapeutics, Inc. (a)	57,880	537,705
Adamas Pharmaceuticals, Inc. (a)(b)	19,947	93,751
Aduro Biotech, Inc. (a)	89,955	292,354
Agenus, Inc. (a)	319,907	815,763
Aimmune Therapeutics, Inc. (a)(b)	10,239	200,377
Akebia Therapeutics, Inc. (a)	169,634	754,871
Alder Biopharmaceuticals, Inc. (a)(b)	155,376	1,681,168
Allogene Therapeutics, Inc. (a)(b)	57,884	1,518,297
AMAG Pharmaceuticals, Inc. (a)	31,752	302,597
AnaptysBio, Inc. (a)	2,091	152,246
Apellis Pharmaceuticals, Inc. (a)	18,533	372,328
Applied Genetic Technologies Corp. (a)	16,328	59,597
Aravive, Inc. (a)	2,326	13,514
Arcus Biosciences, Inc. (a)	56,456	478,747
Ardelyx, Inc. (a)	83,748	228,632
Array BioPharma, Inc. (a)(b)	76,886	2,031,328
Arrowhead Pharmaceuticals, Inc. (a)(b)	31,277	741,578
Atara Biotherapeutics, Inc. (a)	19,973	443,600
Athersys, Inc. (a)(b)	255,017	423,328
Audentes Therapeutics, Inc. (a)	15,749	553,105
Blueprint Medicines Corp. (a)	3,472	263,872
Calithera Biosciences, Inc. (a)	147,136	773,935
Celldex Therapeutics, Inc. (a)	23	70
ChemoCentryx, Inc. (a)	74,041	835,182
Chimerix, Inc. (a)	71,211	242,117
Cidara Therapeutics, Inc. (a)(b)	23,024	37,069
Clovis Oncology, Inc. (a)(b)	43,585	644,186
Coherus Biosciences, Inc. (a)	41,153	777,792
Conatus Pharmaceuticals, Inc. (a)(b)	115,372	89,113
Corvus Pharmaceuticals, Inc. (a)(b)	44,122	166,340
Crinetics Pharmaceuticals, Inc. (a)	2,694	70,798
Cyclerion Therapeutics, Inc. (a)	12,275	171,236
CytomX Therapeutics, Inc. (a)	38,173	368,751
Deciphera Pharmaceuticals, Inc. (a)(b)	21,822	497,978
Denali Therapeutics, Inc. (a)	63,227	1,205,739
Editas Medicine, Inc. (a)	17,218	353,830
Eiger BioPharmaceuticals, Inc. (a)	8,606	94,494
Emergent BioSolutions, Inc. (a)	53,789	2,147,257
Enanta Pharmaceuticals, Inc. (a)	4,149	375,360
Exact Sciences Corp. (a)	7,557	783,132
Exelixis, Inc. (a)	17,370	340,278
Fate Therapeutics, Inc. (a)	68,346	1,317,711
FibroGen, Inc. (a)(b)	23,330	845,479
Forty Seven, Inc. (a)	7,157	80,946
Genomic Health, Inc. (a)	40,576	2,120,096
Global Blood Therapeutics, Inc. (a)	2,810	170,792
Halozyme Therapeutics, Inc. (a)	135,351	1,996,427
Intellia Therapeutics, Inc. (a)	93,118	1,292,478
Intercept Pharmaceuticals, Inc. (a)	17,626	1,459,785
Intrexon Corp. (a)(b)	235,559	1,140,106
Invitae Corp. (a)	112,221	1,958,256
Ironwood Pharmaceuticals, Inc. (a)	122,753	1,341,690
Ligand Pharmaceuticals, Inc. (a)(b)	7,026	754,452
MacroGenics, Inc. (a)	33,272	610,208
Myriad Genetics, Inc. (a)	98,832	2,448,069
Natera, Inc. (a)	77,590	1,776,811
Novavax, Inc. (a)(b)	4,969	28,224
OPKO Health, Inc. (a)(b)	220,210	394,176

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Palatin Technologies, Inc. (a)	201,489	$269,995
Protagonist Therapeutics, Inc. (a)	2,359	23,732
Puma Biotechnology, Inc. (a)(b)	11,727	173,442
Ra Pharmaceuticals, Inc. (a)	19,590	423,732
REGENXBIO, Inc. (a)	11,560	497,311
Retrophin, Inc. (a)	106,803	1,979,060
Rhythm Pharmaceuticals, Inc. (a)	6,977	175,751
Rigel Pharmaceuticals, Inc. (a)	19,479	41,490
Sangamo Therapeutics, Inc. (a)	75,382	659,592
Seres Therapeutics, Inc. (a)	44,494	151,725
Spark Therapeutics, Inc. (a)	13,884	1,513,356
Spectrum Pharmaceuticals, Inc. (a)(b)	84,957	625,284
Stemline Therapeutics, Inc. (a)	12,529	164,506
Surface Oncology, Inc. (a)	8,934	32,609
Syndax Pharmaceuticals, Inc. (a)	25,424	185,595
Tocagen, Inc. (a)	28,278	143,935
Twist Bioscience Corp. (a)	4,479	115,603
Ultragenyx Pharmaceutical, Inc. (a)	18,422	1,011,920
UNITY Biotechnology, Inc. (a)	27,783	226,709
Unum Therapeutics, Inc. (a)	8,207	25,606
Vanda Pharmaceuticals, Inc. (a)	41,772	613,213
Veracyte, Inc. (a)	85,999	1,948,737
Vericel Corp. (a)	15,931	249,320
Xencor, Inc. (a)(b)	67,970	2,096,195

		56,212,059

Building Products — 1.2%
Builders FirstSource, Inc. (a)	17,890	251,891
Continental Building Products, Inc. (a)	35,091	800,777
Griffon Corp.	6,344	91,227
PGT Innovations, Inc. (a)	65,787	984,174
Trex Co., Inc. (a)(b)	60,703	3,631,253
Universal Forest Products, Inc.	150,173	4,843,079

		10,602,401

Capital Markets — 0.8%
Artisan Partners Asset Management, Inc., Class A	33,620	795,113
Cohen & Steers, Inc.	24,225	1,240,805
Moelis & Co., Class A	139,683	4,439,126

		6,475,044

Chemicals — 1.3%
AdvanSix, Inc. (a)	4,218	102,835
H.B. Fuller Co.	3,499	137,966
Hawkins, Inc.	1,178	41,890
Innophos Holdings, Inc.	26,789	712,320
Innospec, Inc.	97,296	7,852,760
Intrepid Potash, Inc. (a)	106,080	335,213
PolyOne Corp.	87,346	2,195,005

		11,377,989

Commercial Services & Supplies — 2.1%
ARC Document Solutions, Inc. (a)	143,007	286,014
CECO Environmental Corp. (a)	17,279	152,919
Deluxe Corp.	25,520	949,344
Ennis, Inc.	58,854	1,089,976
Interface, Inc.	55,458	802,477
McGrath RentCorp	96,754	5,440,477
Mobile Mini, Inc.	78,671	2,412,840
Steelcase, Inc., Class A	171,246	2,746,786
Tetra Tech, Inc.	49,749	3,359,052
Viad Corp.	11,614	729,824

		17,969,709

Communications Equipment — 1.6%
Aerohive Networks, Inc. (a)	94,644	321,790
Calix, Inc. (a)	216,380	1,309,099
Ciena Corp. (a)	243,775	8,517,499
Finisar Corp. (a)	51,797	1,086,701
Infinera Corp. (a)	470,983	1,464,757

Security	Shares	Value

Communications Equipment (continued)
Ribbon Communications, Inc. (a)	24,229	$103,458
TESSCO Technologies, Inc.	7,577	132,597
ViaSat, Inc. (a)	6,729	585,625

		13,521,526

Construction & Engineering — 1.8%
Comfort Systems USA, Inc.	154,785	7,302,756
Construction Partners, Inc., Class A (a)(b)	11,921	155,092
Great Lakes Dredge & Dock Corp. (a)	25,048	266,511
MasTec, Inc. (a)(b)	153,263	7,125,197
MYR Group, Inc. (a)	24,311	785,002

		15,634,558

Consumer Finance — 0.7%
Enova International, Inc. (a)	73,934	1,578,491
FirstCash, Inc.	24,910	2,359,475
Green Dot Corp., Class A (a)	2,674	124,100
Regional Management Corp. (a)	72,233	1,781,988

		5,844,054

Distributors — 0.2%
Core-Mark Holding Co., Inc.	52,026	1,918,719

Diversified Consumer Services — 1.0%
Chegg, Inc. (a)	96,107	3,600,168
Strategic Education, Inc.	26,490	4,661,975
Zovio, Inc. (a)	44	180

		8,262,323

Diversified Financial Services — 0.2%
FGL Holdings (b)	179,731	1,428,861

Diversified Telecommunication Services — 0.8%
Cogent Communications Holdings, Inc.	104,511	6,113,894
Consolidated Communications Holdings, Inc.	52,970	211,880
Ooma, Inc. (a)	58,052	670,501

		6,996,275

Electric Utilities — 1.6%
El Paso Electric Co.	14,622	851,000
IDACORP, Inc.	118,414	11,873,372
Portland General Electric Co.	24,360	1,287,670

		14,012,042

Electrical Equipment — 1.0%
Atkore International Group, Inc. (a)	71,083	1,662,631
Encore Wire Corp.	41,864	2,089,432
Generac Holdings, Inc. (a)	85,162	4,696,684
LSI Industries, Inc.	85,937	304,217

		8,752,964

Electronic Equipment, Instruments & Components — 3.7%
Anixter International, Inc. (a)	66,406	3,543,424
Control4 Corp. (a)	11,673	276,183
Fitbit, Inc., Class A (a)	1,269,238	5,876,572
Insight Enterprises, Inc. (a)	24,065	1,238,866
OSI Systems, Inc. (a)	66,185	6,856,104
PC Connection, Inc.	51,661	1,639,720
PCM, Inc. (a)(b)	13,190	337,004
Sanmina Corp. (a)	142,481	3,788,570
ScanSource, Inc. (a)	169,375	4,947,444
Tech Data Corp. (a)	39,378	3,569,616

		32,073,503

Energy Equipment & Services — 1.2%
Archrock, Inc.	336,718	2,986,689
Basic Energy Services, Inc. (a)	5,541	10,583
Cactus, Inc., Class A (a)	20,071	653,311
Diamond Offshore Drilling, Inc. (a)(b)	81,950	644,947
Dril-Quip, Inc. (a)	8,877	366,176
Exterran Corp. (a)	37,689	520,108
Frank’s International NV (a)	14,891	84,730

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) May 31, 2019	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Independence Contract Drilling, Inc. (a)	37,394	$74,414
Liberty Oilfield Services, Inc., Class A	14,916	190,179
Matrix Service Co. (a)	2,358	42,680
Noble Corp. PLC (a)(b)	179,173	347,596
Pioneer Energy Services Corp. (a)	69,491	21,890
ProPetro Holding Corp. (a)	156,590	3,040,978
Superior Energy Services, Inc. (a)	548,218	888,113
Transocean Ltd. (a)	31,055	192,541
US Silica Holdings, Inc.	21,201	220,066

		10,285,001

Entertainment — 0.3%
Marcus Corp.	45,340	1,585,086
World Wrestling Entertainment, Inc., Class A	14,511	1,055,530

		2,640,616

Equity Real Estate Investment Trusts (REITs) — 7.9%
Acadia Realty Trust	29,595	809,423
CareTrust REIT, Inc.	165,470	4,022,576
Chesapeake Lodging Trust	55,060	1,584,076
CorePoint Lodging, Inc.	21,301	258,168
Cousins Properties, Inc.	171,519	1,552,247
EastGroup Properties, Inc.	104,294	11,576,634
First Industrial Realty Trust, Inc.	162,927	5,655,196
Four Corners Property Trust, Inc.	302,076	8,687,706
Getty Realty Corp.	9,479	293,470
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	39,377	1,020,258
Hersha Hospitality Trust	217,737	3,712,416
National Storage Affiliates Trust	157,537	4,693,027
Preferred Apartment Communities, Inc., Class A	48,891	767,589
PS Business Parks, Inc.	35,205	5,665,189
QTS Realty Trust, Inc., Class A	29,934	1,382,053
Retail Value, Inc.	1,835	58,573
Rexford Industrial Realty, Inc.	32,350	1,222,830
RLJ Lodging Trust	384,753	6,606,209
Ryman Hospitality Properties, Inc.	57,286	4,580,016
Summit Hotel Properties, Inc.	191,833	2,192,651
Sunstone Hotel Investors, Inc.	119,863	1,608,561
Xenia Hotels & Resorts, Inc.	9,393	196,408

		68,145,276

Food & Staples Retailing — 0.5%
BJ’s Wholesale Club Holdings, Inc. (a)(b)	22,043	550,634
Ingles Markets, Inc., Class A	11,484	342,338
Natural Grocers by Vitamin Cottage, Inc. (a)	21,265	218,392
Performance Food Group Co. (a)	63,314	2,491,406
Smart & Final Stores, Inc. (a)	46,304	301,439

		3,904,209

Food Products — 0.8%
Calavo Growers, Inc.	17,380	1,519,881
Freshpet, Inc. (a)	8,725	405,451
J&J Snack Foods Corp.	1,260	202,671
John B. Sanfilippo & Son, Inc.	47,389	3,632,367
Landec Corp. (a)(b)	21,678	215,046
Simply Good Foods Co. (a)	47,509	1,020,968

		6,996,384

Gas Utilities — 0.8%
Chesapeake Utilities Corp.	41,791	3,793,787
Southwest Gas Holdings, Inc.	40,865	3,479,246

		7,273,033

Health Care Equipment & Supplies — 3.2%
Accuray, Inc. (a)	133,788	496,353
AngioDynamics, Inc. (a)	20,620	387,450
AtriCure, Inc. (a)	20,453	599,273
Cardiovascular Systems, Inc. (a)	35,617	1,387,282

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Cerus Corp. (a)	38	$178
CONMED Corp.	29,747	2,394,039
Globus Medical, Inc., Class A (a)	98,106	3,855,566
Haemonetics Corp. (a)	8,032	779,024
Inogen, Inc. (a)	18,116	1,167,939
Integer Holdings Corp. (a)	34,344	2,407,514
iRadimed Corp. (a)	13,648	284,834
iRhythm Technologies, Inc. (a)	33,122	2,267,532
Masimo Corp. (a)	22,224	2,905,566
Merit Medical Systems, Inc. (a)	114,792	5,926,711
Neogen Corp. (a)	2,052	115,630
Novocure Ltd. (a)(b)	31,352	1,665,418
Penumbra, Inc. (a)(b)	7,593	1,083,521
RTI Surgical Holdings, Inc. (a)	34,301	145,093

		27,868,923

Health Care Providers & Services — 2.2%
Chemed Corp.	17,494	5,736,982
Ensign Group, Inc.	22,859	1,217,470
Enzo Biochem, Inc. (a)(b)	67,209	216,413
HealthEquity, Inc. (a)	58,769	3,841,142
PetIQ, Inc. (a)(b)	6,504	170,600
Select Medical Holdings Corp. (a)	73,363	1,030,750
Surgery Partners, Inc. (a)	33,986	291,260
Tivity Health, Inc. (a)(b)	8,710	159,393
U.S. Physical Therapy, Inc.	54,032	6,035,915

		18,699,925

Health Care Technology — 1.4%
Castlight Health, Inc., Class B (a)	231,147	755,851
Evolent Health, Inc., Class A (a)	15,561	165,569
HMS Holdings Corp. (a)	9,691	294,897
Medidata Solutions, Inc. (a)	73,633	6,711,648
Omnicell, Inc. (a)(b)	47,974	3,811,534
Vocera Communications, Inc. (a)	9,734	314,992

		12,054,491

Hotels, Restaurants & Leisure — 2.8%
BJ’s Restaurants, Inc.	6,783	284,140
Bloomin’ Brands, Inc.	154,902	2,991,158
Boyd Gaming Corp.	112,539	2,691,933
Brinker International, Inc.	105,143	3,950,223
Carrols Restaurant Group, Inc. (a)	10,660	90,823
Churchill Downs, Inc.	6,322	623,223
International Speedway Corp., Class A	10,336	462,639
J. Alexander’s Holdings, Inc. (a)	60,495	636,407
Penn National Gaming, Inc. (a)	18,355	345,992
Planet Fitness, Inc., Class A (a)	18,976	1,451,095
Ruth’s Hospitality Group, Inc.	41,744	954,685
SeaWorld Entertainment, Inc. (a)	69,860	2,235,520
Shake Shack, Inc., Class A (a)	5,850	358,897
Speedway Motorsports, Inc.	4,998	90,764
Texas Roadhouse, Inc.	129,947	6,661,083

		23,828,582

Household Durables — 1.5%
GoPro, Inc., Class A (a)	47,628	300,056
Hooker Furniture Corp.	11,451	307,230
iRobot Corp. (a)	15,685	1,366,320
La-Z-Boy, Inc.	20,091	646,729
M/I Homes, Inc. (a)	93,086	2,548,695
MDC Holdings, Inc.	118,515	3,724,926
Meritage Homes Corp. (a)	63,648	3,188,765
Roku, Inc. (a)	6,715	607,036
ZAGG, Inc. (a)	78,232	521,025

		13,210,782

Household Products — 0.0%
Central Garden & Pet Co. (a)	11,986	337,406

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy, Inc., Class A	44,171	$632,970
TerraForm Power, Inc., Class A	14,934	201,609

		834,579

Insurance — 1.7%
CNO Financial Group, Inc.	242,849	3,815,158
Employers Holdings, Inc.	33,824	1,405,049
Genworth Financial, Inc., Class A (a)	706	2,054
Global Indemnity Ltd.	5,750	170,775
James River Group Holdings Ltd.	31,208	1,391,877
Kinsale Capital Group, Inc.	76,085	6,375,162
National General Holdings Corp.	22,859	519,356
Protective Insurance Corp., Class B	22,464	385,258
Stewart Information Services Corp.	9,087	373,748

		14,438,437

Interactive Media & Services — 1.4%
Care.com, Inc. (a)	78,420	1,120,622
Cargurus, Inc. (a)	121,679	4,156,555
Cars.com, Inc. (a)	59,675	1,263,320
EverQuote, Inc., Class A (a)	11,864	134,538
Meet Group, Inc. (a)	21,570	83,476
QuinStreet, Inc. (a)	81,308	1,246,452
TrueCar, Inc. (a)	135,630	884,308
Yelp, Inc. (a)	117,092	3,598,237

		12,487,508

Internet & Direct Marketing Retail — 0.9%
1-800-Flowers.com, Inc., Class A (a)	68,994	1,259,830
Etsy, Inc. (a)	99,083	6,173,862
Liberty Expedia Holdings, Inc., Class A (a)	9,614	396,385
Rubicon Project, Inc. (a)	31,073	170,901
U.S. Auto Parts Network, Inc. (a)	176	180

		8,001,158

IT Services — 1.6%
CSG Systems International, Inc.	88,770	3,981,335
Fastly, Inc., Class A (a)	16,264	338,291
GreenSky, Inc., Class A (a)(b)	14,359	159,098
Hackett Group, Inc.	164,419	2,645,502
I3 Verticals, Inc., Class A (a)(b)	6,216	158,943
International Money Express, Inc. (a)	18,886	256,283
LiveRamp Holdings, Inc. (a)	9,046	464,783
ManTech International Corp., Class A	41,912	2,572,139
NIC, Inc.	83,048	1,325,446
Perficient, Inc. (a)	38,104	1,159,505
Presidio, Inc.	80,872	1,071,554

		14,132,879

Leisure Products — 0.3%
Malibu Boats, Inc., Class A (a)	34,590	1,241,781
MasterCraft Boat Holdings, Inc. (a)	46,926	931,950

		2,173,731

Life Sciences Tools & Services — 0.8%
Fluidigm Corp. (a)	18,966	248,265
Harvard Bioscience, Inc. (a)	26,882	61,022
Medpace Holdings, Inc. (a)(b)	40,275	2,174,044
NanoString Technologies, Inc. (a)	33,219	944,748
NeoGenomics, Inc. (a)	93,212	2,023,633
PRA Health Sciences, Inc. (a)	8,801	763,311
Syneos Health, Inc. (a)	7,938	327,284

		6,542,307

Machinery — 2.8%
Albany International Corp., Class A	16,469	1,153,983
Briggs & Stratton Corp.	47,185	443,539
ESCO Technologies, Inc.	8,748	611,398
Global Brass & Copper Holdings, Inc.	9,572	417,626
Meritor, Inc. (a)	13,903	280,284

Security	Shares	Value

Machinery (continued)
Miller Industries, Inc.	22,723	$603,296
Park-Ohio Holdings Corp.	11,380	355,284
Rexnord Corp. (a)	132,215	3,478,577
TriMas Corp. (a)	51,059	1,462,840
Wabash National Corp.	17,733	239,573
Watts Water Technologies, Inc., Class A	110,196	8,968,852
Woodward, Inc.	52,574	5,726,360

		23,741,612

Media — 1.0%
Emerald Expositions Events, Inc.	47,054	550,532
Entravision Communications Corp., Class A	341,723	1,004,666
EW Scripps Co., Class A	17,742	270,033
Gray Television, Inc. (a)	81,355	1,401,747
MSG Networks, Inc., Class A (a)	175,575	3,706,388
New Media Investment Group, Inc.	39,520	364,770
Sirius XM Holdings, Inc.	65,633	348,511
TechTarget, Inc. (a)	4,841	91,495
TEGNA, Inc.	65,358	989,520

		8,727,662

Metals & Mining — 1.2%
Carpenter Technology Corp.	29,078	1,179,404
Coeur Mining, Inc. (a)(b)	116,042	329,559
Kaiser Aluminum Corp.	47,609	4,242,914
Materion Corp.	35,789	2,163,445
Olympic Steel, Inc.	38,233	473,325
Ryerson Holding Corp. (a)	101,407	782,862
Schnitzer Steel Industries, Inc., Class A	55,043	1,161,958
SunCoke Energy, Inc. (a)	12,735	93,475
Universal Stainless & Alloy Products, Inc. (a)	17,825	226,377

		10,653,319

Mortgage Real Estate Investment Trusts (REITs) — 0.7%
AG Mortgage Investment Trust, Inc.	26,608	410,295
Ares Commercial Real Estate Corp.	26,121	383,456
Exantas Capital Corp.	3,334	36,341
Invesco Mortgage Capital, Inc.	242,843	3,737,354
KKR Real Estate Finance Trust, Inc.	68,085	1,346,721
Ladder Capital Corp.	5,077	80,724

		5,994,891

Multi-Utilities — 0.3%
Avista Corp.	52,109	2,176,072

Oil, Gas & Consumable Fuels — 1.7%
Arch Coal, Inc., Class A	29,965	2,641,415
Ardmore Shipping Corp. (a)	16,791	118,209
Carrizo Oil & Gas, Inc. (a)	42,934	437,068
CONSOL Energy, Inc. (a)(b)	22,866	599,546
CVR Energy, Inc.	18,429	782,680
Evolution Petroleum Corp.	298,203	1,822,020
Jagged Peak Energy, Inc. (a)	26,219	217,618
Matador Resources Co. (a)	73,717	1,211,907
Montage Resources Corp. (a)	1	8
Northern Oil and Gas, Inc. (a)	44,596	88,746
Oasis Petroleum, Inc. (a)	594,923	3,093,600
Pacific Ethanol, Inc. (a)(b)	225,862	219,018
Par Pacific Holdings, Inc. (a)	48,682	954,167
Penn Virginia Corp. (a)	5,424	165,432
Talos Energy, Inc. (a)	50,578	1,180,490
Teekay Corp.	17,873	57,372
Unit Corp. (a)	31,844	306,339
W&T Offshore, Inc. (a)	59,968	251,866
World Fuel Services Corp.	9,200	268,088

		14,415,589

Paper & Forest Products — 0.3%
Boise Cascade Co.	129,915	2,884,113

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) May 31, 2019	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products — 0.4%
Natural Health Trends Corp.	40,458	$411,862
USANA Health Sciences, Inc. (a)	41,066	2,906,651

		3,318,513

Pharmaceuticals — 2.0%
Corcept Therapeutics, Inc. (a)	141,730	1,386,119
Dermira, Inc. (a)	30,864	288,270
Endo International PLC (a)	61,761	305,717
Horizon Therapeutics PLC (a)	275,771	6,571,623
Innoviva, Inc. (a)	120,653	1,649,327
Intersect ENT, Inc. (a)	41,291	973,642
Intra-Cellular Therapies, Inc. (a)	11,442	148,632
Mallinckrodt PLC (a)	8,807	76,533
Pacira BioSciences, Inc. (a)	20,337	884,863
Phibro Animal Health Corp., Class A	48,171	1,424,898
Prestige Consumer Healthcare, Inc. (a)(b)	78,884	2,290,003
Reata Pharmaceuticals, Inc., Class A (a)	3,055	260,500
Supernus Pharmaceuticals, Inc. (a)	18,778	563,903
Theravance Biopharma, Inc. (a)	4,233	70,352
Xeris Pharmaceuticals, Inc. (a)(b)	30,726	337,064

		17,231,446

Professional Services — 2.5%
CRA International, Inc.	44,565	1,668,514
Forrester Research, Inc.	9,233	420,378
FTI Consulting, Inc. (a)	1,801	151,140
ICF International, Inc.	19,696	1,435,641
Insperity, Inc.	108,022	12,303,706
Kforce, Inc.	114,882	3,992,150
TriNet Group, Inc. (a)	24,388	1,545,711

		21,517,240

Real Estate Management & Development — 0.5%
Marcus & Millichap, Inc. (a)	127,888	3,905,700
RE/MAX Holdings, Inc., Class A	13,514	400,285

		4,305,985

Road & Rail — 0.5%
Covenant Transportation Group, Inc., Class A (a)	37,595	564,677
Daseke, Inc. (a)(b)	21,439	92,616
Marten Transport Ltd.	62,017	1,092,740
Universal Logistics Holdings, Inc.	52,586	992,298
Werner Enterprises, Inc.	53,578	1,493,755

		4,236,086

Semiconductors & Semiconductor Equipment — 1.8%
Alpha & Omega Semiconductor Ltd. (a)	37,351	318,978
Amkor Technology, Inc. (a)(b)	501,410	3,249,137
Aquantia Corp. (a)	9,560	125,618
Cirrus Logic, Inc. (a)(b)	166,221	6,211,679
Diodes, Inc. (a)	21,898	677,305
Inphi Corp. (a)	26,985	1,184,102
Nanometrics, Inc. (a)	21,747	618,702
Synaptics, Inc. (a)(b)	111,189	2,940,949

		15,326,470

Software — 6.2%
A10 Networks, Inc. (a)	141,095	859,269
ACI Worldwide, Inc. (a)	72,148	2,269,776
Alarm.com Holdings, Inc. (a)	7,341	428,054
Alteryx, Inc., Class A (a)	7,246	629,388
Amber Road, Inc. (a)	5,334	69,235
Avalara, Inc. (a)	21,519	1,455,545
Benefitfocus, Inc. (a)(b)	126,679	3,592,616
Blackline, Inc. (a)(b)	25,743	1,323,448
Box, Inc., Class A (a)(b)	105,057	1,942,504
Cloudera, Inc. (a)(b)	251,403	2,305,365
Cornerstone OnDemand, Inc. (a)	21,144	1,125,495
Coupa Software, Inc. (a)	13,607	1,486,020
j2 Global, Inc.	14,288	1,204,336
LivePerson, Inc. (a)	41,861	1,164,992

Security	Shares	Value

Software (continued)
New Relic, Inc. (a)	53,297	$5,346,755
Paylocity Holding Corp. (a)	92,416	9,261,932
Qualys, Inc. (a)	2,782	246,513
Rapid7, Inc. (a)	20,190	1,054,927
RealNetworks, Inc. (a)	1,115	2,085
RingCentral, Inc., Class A (a)	38,528	4,617,581
SPS Commerce, Inc. (a)	25,651	2,614,606
Telenav, Inc. (a)	28,486	212,506
Workiva, Inc. (a)	67,763	3,770,333
Yext, Inc. (a)	87,697	1,610,117
Zendesk, Inc. (a)	55,450	4,671,662
Zscaler, Inc. (a)	1,566	107,475

		53,372,535

Specialty Retail — 3.4%
Aaron’s, Inc.	26,708	1,422,468
American Eagle Outfitters, Inc.	76,387	1,329,134
America’s Car-Mart, Inc. (a)(b)	13,485	1,161,058
Asbury Automotive Group, Inc. (a)(b)	87,508	6,492,218
Barnes & Noble, Inc.	296,710	1,302,557
Bed Bath & Beyond, Inc.	39,299	498,704
Cato Corp., Class A	18,875	233,861
Citi Trends, Inc.	42,588	582,604
Five Below, Inc. (a)	42,537	5,475,788
Lithia Motors, Inc., Class A	37,777	4,312,245
MarineMax, Inc. (a)	62,004	966,022
Murphy U.S.A., Inc. (a)	20,117	1,614,590
Sonic Automotive, Inc., Class A	161,443	2,813,951
Tilly’s, Inc., Class A	42,011	327,686
Zumiez, Inc. (a)	18,265	361,282

		28,894,168

Textiles, Apparel & Luxury Goods — 1.0%
Crocs, Inc. (a)	77,397	1,495,310
Deckers Outdoor Corp. (a)	4,789	728,407
G-III Apparel Group Ltd. (a)	19,204	494,119
Oxford Industries, Inc.	33,098	2,357,902
Rocky Brands, Inc.	20,909	511,434
Steven Madden Ltd.	42,610	1,289,379
Wolverine World Wide, Inc.	64,142	1,792,127

		8,668,678

Thrifts & Mortgage Finance — 3.0%
Essent Group Ltd. (a)	146,854	6,894,795
Federal Agricultural Mortgage Corp., Class C	40,427	2,766,420
First Defiance Financial Corp.	45,956	1,245,408
Meridian Bancorp, Inc.	84,521	1,459,678
MGIC Investment Corp. (a)	90,483	1,226,045
Radian Group, Inc.	53,891	1,209,853
Riverview Bancorp, Inc.	185,077	1,434,347
United Community Financial Corp.	139,818	1,280,733
Walker & Dunlop, Inc.	11,226	564,331
Washington Federal, Inc.	234,798	7,412,573
WSFS Financial Corp.	18,809	746,529

		26,240,712

Tobacco — 0.7%
Turning Point Brands, Inc.	11,679	574,957
Vector Group Ltd.	565,208	5,058,612

		5,633,569

Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	153,272	8,327,268
BMC Stock Holdings, Inc. (a)	154,658	3,097,800
DXP Enterprises, Inc. (a)	16,208	522,222
Foundation Building Materials, Inc. (a)	28,558	433,225
GATX Corp.	12,571	877,707
H&E Equipment Services, Inc.	62,099	1,509,627
Herc Holdings, Inc. (a)	28,141	957,638
Lawson Products, Inc. (a)	2,879	105,602
Rush Enterprises, Inc., Class A	55,216	1,947,468

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Titan Machinery, Inc. (a)	14,335	$239,681

		18,018,238

Water Utilities — 0.1%
California Water Service Group	4,199	206,675
SJW Group	10,387	640,151

		846,826

Wireless Telecommunication Services — 0.0%
Spok Holdings, Inc.	504	7,787

Total Common Stocks — 98.3% (Cost: $863,756,768)		846,164,276

Rights — 0.0%

Metals & Mining — 0.0%
Pan American Silver Corp. — CVR (a)(c)	125,419	26,338

Total Rights — 0.0% (Cost: $—)		26,338

Total Long-Term Investments — 98.3% (Cost: $863,756,768)		846,190,614

Security	Shares	Value

Short-Term Securities — 7.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
2.29% (d)(f)	30,107,987	$30,107,987
SL Liquidity Series, LLC, Money Market Series, 2.57% (d)(e)(f)	32,030,621	32,037,027

Total Short-Term Securities — 7.2% (Cost: $62,139,557)		62,145,014

Total Investments — 105.5% (Cost: $925,896,325)		908,335,628

Liabilities in Excess of Other Assets — (5.5)%		(47,251,115)

Net Assets — 100.0%		$861,084,513

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)

During the year ended May 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 05/31/19	Value at 05/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	5,825,626	24,282,361	30,107,987	$30,107,987	$196,955		$—	$—
SL Liquidity Series, LLC, Money Market Series	18,222,270	13,808,351	32,030,621	32,037,027	108,374	(b)	2,331	2,337

				$62,145,014	$305,329		$2,331	$2,337

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

CVR	Contingent Value Rights

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	140	06/21/19	$10,266	$(13,946)

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) May 31, 2019	BlackRock Advantage Small Cap Core Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$13,946	$—	$—	$—	$13,946

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$(1,026,153)	$—	$—	$—	$(1,026,153)

Net Change in Unrealized Depreciation on:

Futures contracts	$—	$—	$(32,750)	$—	$—	$—	$(32,750)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract — long	$8,619,096

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$846,164,276	$—	$—	$846,164,276
Rights(a)	—	—	26,338	26,338
Short-Term Securities	30,107,987	—	—	30,107,987

Subtotal	$876,272,263	$—	$26,338	$876,298,601

Investments Valued at NAV(b)				32,037,027

Total Investments				$908,335,628

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(13,946)	$—	$—	$(13,946)

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

May 31, 2019

BlackRock Advantage Small Cap Core Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $30,404,941) (cost — $863,756,768)	$846,190,614
Investments at value — affiliated (cost — $62,139,557)	62,145,014
Cash pledged for futures contracts	488,000
Receivables:
Investments sold	3,056,412
Securities lending income — affiliated	8,356
Capital shares sold	5,877,944
Dividends — affiliated	39
Dividends — unaffiliated	789,728
Prepaid expenses	64,633

Total assets	918,620,740

LIABILITIES
Cash collateral on securities loaned at value	32,030,519
Payables:
Investments purchased	24,414,202
Administration fees	30,710
Capital shares redeemed	423,083
Investment advisory fees	115,077
Trustees’ and Officer’s fees	1,824
Other accrued expenses	281,132
Other affiliates	24,342
Service and distribution fees	60,672
Variation margin on futures contracts	154,666

Total liabilities	57,536,227

NET ASSETS	$861,084,513

NET ASSETS CONSIST OF
Paid-in capital	$894,698,781
Accumulated loss	(33,614,268)

NET ASSETS	$861,084,513

NET ASSET VALUE
Institutional — Based on net assets of $551,832,518 and 42,040,612 shares outstanding, unlimited amount of shares authorized, $0.001 par value	$13.13

Investor A — Based on net assets of $248,573,792 and 19,049,483 shares outstanding, unlimited amount of shares authorized, $0.001 par value	$13.05

Investor C — Based on net assets of $4,362,645 and 340,940 shares outstanding, unlimited amount of shares authorized, $0.001 par value	$12.80

Class K — Based on net assets of $56,315,558 and 4,287,745 shares outstanding, unlimited amount of shares authorized, $0.001 par value	$13.13

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statement of Operations

Year Ended May 31, 2019

BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$9,390,065
Dividends — affiliated	196,955
Securities lending income — affiliated — net	108,374
Interest — unaffiliated	661
Foreign taxes withheld	(2,841)

Total investment income	9,693,214

EXPENSES
Investment advisory	3,021,442
Transfer agent — class specific	792,388
Service and distribution — class specific	463,679
Administration	280,906
Reorganization	161,500
Administration — class specific	134,034
Professional	106,876
Registration	88,346
Custodian	73,431
Accounting services	73,260
Printing	42,884
Trustees and Officer	18,166
Board realignment and consolidation	3,997
Recoupment of past waived and/or reimbursed fees — class specific	1,301
Miscellaneous	25,132

Total expenses	5,287,342
Less:
Fees waived and/or reimbursed by the Manager	(874,655)
Administration fees waived — class specific	(123,741)
Transfer agent fees waived and/or reimbursed — class specific	(513,611)

Total expenses after fees waived and/or reimbursed	3,775,335

Net investment income	5,917,879

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,622,859
Investments — affiliated	2,331
Futures contracts	(1,026,153)

3,599,037

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(60,302,425)
Investments — affiliated	2,337
Futures contracts	(32,750)

(60,332,838)

Net realized and unrealized loss	(56,733,801)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,815,922)

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Core Fund
	Year Ended May 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,917,879	$2,540,464
Net realized gain	3,599,037	7,876,193
Net change in unrealized appreciation (depreciation)	(60,332,838)	46,772,271

Net increase (decrease) in net assets resulting from operations	(50,815,922)	57,188,928

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(21,632,996)	(3,355,704)
Investor A	(8,535,809)	(931,876)
Investor C	(118,597)	(16,935)
Class K	(524,047)	(1,745,827)

Decrease in net assets resulting from distributions to shareholders	(30,811,449)	(6,050,342)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	437,175,198	332,084,327

NET ASSETS(b)
Total increase in net assets	355,547,827	383,222,913
Beginning of year	505,536,686	122,313,773

End of year	$861,084,513	$505,536,686

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund

	Institutional

	Year Ended May 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.80	$12.70	$10.59	$11.74	$11.80

Net investment income(a)	0.13	0.11	0.10	0.08	0.08
Net realized and unrealized gain (loss)	(1.13)	2.37	2.10	(0.64)	1.02

Net increase (decrease) from investment operations	(1.00)	2.48	2.20	(0.56)	1.10

Distributions(b)
From net investment income	(0.11)	(0.09)	(0.06)	(0.10)	(0.04)
From net realized gain	(0.56)	(0.29)	(0.03)	(0.49)	(1.12)

Total distributions	(0.67)	(0.38)	(0.09)	(0.59)	(1.16)

Net asset value, end of year	$13.13	$14.80	$12.70	$10.59	$11.74

Total Return(c)
Based on net asset value	(6.89)%	19.82%	20.84%	(4.80)%	10.24%

Ratios to Average Net Assets
Total expenses	0.70%	0.66%	1.05%	3.15%	3.43%

Total expenses after fees waived and/or reimbursed	0.49%	0.50%	0.54%	0.69%	0.70%

Net investment income	0.95%	0.83%	0.78%	0.80%	0.66%

Supplemental Data
Net assets, end of year (000)	$551,833	$356,274	$56,603	$10,302	$6,122

Portfolio turnover rate	100%	104%	127%	171%	148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor A

	Year Ended May 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.73	$12.66	$10.56	$11.71	$11.78

Net investment income(a)	0.09	0.09	0.06	0.06	0.05
Net realized and unrealized gain (loss)	(1.13)	2.34	2.10	(0.65)	1.01

Net increase (decrease) from investment operations	(1.04)	2.43	2.16	(0.59)	1.06

Distributions(b)
From net investment income	(0.08)	(0.07)	(0.03)	(0.07)	(0.02)
From net realized gain	(0.56)	(0.29)	(0.03)	(0.49)	(1.11)

Total distributions	(0.64)	(0.36)	(0.06)	(0.56)	(1.13)

Net asset value, end of year	$13.05	$14.73	$12.66	$10.56	$11.71

Total Return(c)
Based on net asset value	(7.16)%	19.51%	20.51%	(5.02)%	9.96%

Ratios to Average Net Assets
Total expenses	1.03%	1.08%	1.39%	3.60%	3.70%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.83%	0.95%	0.95%

Net investment income	0.69%	0.64%	0.51%	0.58%	0.43%

Supplemental Data
Net assets, end of year (000)	$248,574	$79,515	$6,389	$3,191	$2,736

Portfolio turnover rate	100%	104%	127%	171%	148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor C

	Year Ended May 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.48	$12.44	$10.44	$11.60	$11.71

Net investment loss(a)	(0.01)	(0.02)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	(1.10)	2.31	2.06	(0.64)	1.02

Net increase (decrease) from investment operations	(1.11)	2.29	2.03	(0.66)	0.98

Distributions(b)
From net investment income	(0.01)	—	—	(0.01)	—
From net realized gain	(0.56)	(0.25)	(0.03)	(0.49)	(1.09)

Total distributions	(0.57)	(0.25)	(0.03)	(0.50)	(1.09)

Net asset value, end of year	$12.80	$14.48	$12.44	$10.44	$11.60

Total Return(c)
Based on net asset value	(7.83)%	18.65%	19.47%	(5.71)%	9.22%

Ratios to Average Net Assets
Total expenses	1.81%	1.94%	2.22%	4.41%	4.56%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.57%	1.70%	1.70%

Net investment loss	(0.06)%	(0.16)%	(0.25)%	(0.19)%	(0.36)%

Supplemental Data
Net assets, end of year (000)	$4,363	$1,373	$764	$423	$313

Portfolio turnover rate	100%	104%	127%	171%	148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Class K
	Year Ended May 31,			Period from 03/28/2016(a) to 05/31/2016
	2019	2018	2017
Net asset value, beginning of period	$14.81	$12.70	$10.60	$9.88

Net investment income(b)	0.14	0.12	0.12	0.02
Net realized and unrealized gain (loss)	(1.15)	2.37	2.07	0.70

Net increase (decrease) from investment operations	(1.01)	2.49	2.19	0.72

Distributions(c)
From net investment income	(0.11)	(0.09)	(0.06)	—
From net realized gain	(0.56)	(0.29)	(0.03)	—

Total distributions	(0.67)	(0.38)	(0.09)	—

Net asset value, end of period	$13.13	$14.81	$12.70	$10.60

Total Return(d)
Based on net asset value	(6.93)%	19.94%	20.74%	7.29	%(e)

Ratios to Average Net Assets
Total expenses	0.61%	0.65%	1.62%	3.59	%(f)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.60	%(f)

Net investment income	1.00%	0.90%	0.95%	0.83	%(f)

Supplemental Data
Net assets, end of period (000)	$56,316	$68,375	$58,557	$214

Portfolio turnover rate	100%	104%	127%	171	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Advantage Small Cap Core Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”), the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Small/Mid Cap Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Class A	7,126,838	0.75888860	Investor A	5,408,476
Class B	125,802	0.68575337	Investor A	86,269
Institutional	4,346,454	0.78381192	Institutional	3,406,803
Class R-1	191,852	0.70344278	Investor A	134,957
Class R-2	857,908	0.73130103	Investor A	627,389
Class R-3	127,368	0.77373804	Institutional	98,550
Legacy Class B	130,671	0.66507916	Investor A	86,907
Premier	8,816,419	0.73670003	Investor A	6,495,056

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Target Fund
Net assets	$223,658,309
Paid-in capital	229,294,750
Accumulated loss	(5,636,441)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $549,465,399. The aggregate net assets of the Fund immediately after the acquisition amounted to $773,123,708. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Small/Mid Cap Equity Fund	$215,469,047	$221,094,974

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and was effective on November 19, 2018.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on June 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended May 31, 2019, are as follows:

•	Net investment income: $7,054,366

•	Net realized and change in unrealized loss on investments: $(70,245,909)

•	Net decrease in net assets resulting from operations: $(63,191,543)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Manager reimbursed the Fund $161,500, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (continued)

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors.

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$183,923	$(183,923)	$—
BNP Paribas Securities Corp.	1,264,116	(1,264,116)	—
Citigroup Global Markets, Inc.	1,690,096	(1,690,096)	—
Credit Suisse Securities (USA) LLC	3,269,205	(3,269,205)	—
Deutsche Bank Securities, Inc.	349,955	(349,955)	—
JP Morgan Securities LLC	4,989,055	(4,989,055)	—
Morgan Stanley & Co. LLC	16,198,903	(16,198,903)	—
SG Americas Securities LLC	95,179	(95,179)	—
State Street Bank & Trust Co.	2,364,509	(2,364,509)	—

	$30,404,941	$(30,404,941)	$—

(a)

Cash collateral with a value of $32,030,519 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (continued)

value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion — $3 Billion	0.42
$3 Billion — $5 Billion	0.41
$5 Billion — $10 Billion	0.39
Greater than $10 Billion	0.38

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$430,439	$33,240	$463,679

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$95,713	$34,503	$661	$3,157	$134,034

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2019, the Fund paid $179,525 to affiliates of BlackRock in return for these services to Institutional Shares, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

Institutional	Investor A	Investor C	Class K	Total
$2,806	$8,249	$918	$162	$12,135

For the year ended May 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$464,357	$320,537	$6,861	$633	$792,388

Other Fees: For the year ended May 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $13,289.

For the year ended May 31, 2019, affiliates received CDSCs as follows:

Investor A	$29
Investor C	686

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2019, the amount waived was $6,502.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2019, the amount reimbursed for the Fund was $3,997.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.50%	0.75%	1.50%	0.45%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2019, the Manager waived and/or reimbursed $702,656, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended May 31, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration Fees Waived	$85,423	$34,503	$658	$3,157	$123,741
Transfer Agent Fees Waived and/or Reimbursed	274,580	233,204	5,194	633	513,611

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (continued)

For the year ended May 31, 2019, the Manager recouped waivers and/or reimbursements previously recorded by the Fund of $1,301 for Institutional Shares.

As of May 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2020	2021
Fund Level	$510,805	$702,656
Institutional	—	360,003
Investor A	82,627	267,707
Investor C	2,747	5,852
Class K	12,594	3,790

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 31, 2019:

Fund Level	$373,661
Investor A	6,335
Investor C	1,088
Class K	3,441

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2019, the Fund paid BIM $38,761 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended May 31, 2019, purchases and sales of investments, excluding short-term securities, were $855,406,827 and $668,012,124, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses and the use of equalization were reclassified to the following accounts:

Paid-in capital	$1,467,997
Accumulated loss	(1,467,997)

The tax character of distributions paid was as follows:

	05/31/19(a)	05/31/18
Ordinary income	$25,761,845	$5,162,645
Long-term capital gains	6,519,163	887,697

	$32,281,008	$6,050,342

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$1,908,761
Net unrealized losses(a)	(24,442,238)
Qualified late-year losses(b)	(11,080,791)

$(33,614,268)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S federal income tax purposes were as follows:

Tax cost	$933,218,016

Gross unrealized appreciation	$65,874,625
Gross unrealized depreciation	(90,757,013)

Net unrealized depreciation	$(24,882,388)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2019, the Fund did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/19		Year Ended 05/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares issued in the reorganization(a)	3,505,353	$48,158,360	—	$—
Shares sold	27,459,862	382,948,737	21,209,802	287,374,134
Shares issued in reinvestment of distributions	1,601,351	21,595,911	236,261	3,169,571
Shares redeemed	(14,592,965)	(194,281,935)	(1,836,147)	(25,236,199)

Net increase	17,973,601	$258,421,073	19,609,916	$265,307,506

Investor A
Shares issued in the reorganization(a)	12,839,054	$175,499,949	—	$—
Shares sold and automatic conversion of shares	3,330,822	44,649,411	6,109,649	82,899,051
Shares issued in reinvestment of distributions	652,504	8,532,371	68,806	931,159
Shares redeemed	(3,170,434)	(43,385,981)	(1,285,718)	(17,596,190)

Net increase	13,651,946	$185,295,750	4,892,737	$66,234,020

Investor C
Shares sold	298,315	$4,186,270	58,286	$781,693
Shares issued in reinvestment of distributions	9,104	118,839	1,281	16,785
Shares redeemed and automatic conversion of shares	(61,275)	(824,049)	(26,192)	(349,194)

Net increase	246,144	$3,481,060	33,375	$449,284

Class K
Shares sold	4,322,302	$60,859,074	8,211	$105,964
Shares issued in reinvestment of distributions	37,947	515,263	110	1,471
Shares redeemed	(4,689,101)	(71,397,022)	(1,016)	(13,918)

Net increase (decrease)	(328,852)	$(10,022,685)	7,305	$93,517

Total Net Increase	31,542,839	$437,175,198	24,543,333	$332,084,327

(a)	See Note 1 regarding the reorganization.

As of May 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 13,006 Class K Shares of the Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended May 31, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$852,895	$2,502,809
Investor A	283,451	648,425
Investor C	—	16,935
Class K	416,149	1,329,678

Undistributed net investment income as of May 31, 2018 was $1,340,037.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	31

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Small Cap Core Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Small Cap Core Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended May 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Payable Date	07/20/18	12/07/18
Qualified Dividend Income for Individuals(a)	30.46%	20.94%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	23.70	23.70
Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	80.76	80.43

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed 20% long-term capital gains of $0.058370 and $0.077490 per share to shareholders of record on July 18, 2018 and December 4, 2018, respectively.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage Small Cap Core Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	33

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-year, three-year and five-year periods reported, the Fund ranked in the first, second and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	35

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios

Hertz Global Holdings

(car rental);

Montpelier Re Holdings, Ltd.

(publicly held property and casualty reinsurance)

from 2013 until 2015; Sealed Air Corp.

(packaging);

WABCO

(commercial vehicle safety systems)

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 294 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Previously Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	39

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http:// www.sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	41

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Core Fund	$36,414	$36,414	$0	$38	$13,850	$15,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Core Fund	$13,850	$15,538

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	August 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	August 2, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	August 2, 2019